                                                                   EXHIBIT 10.35

                                  BIOGEN, INC.
                     Supplemental Executive Retirement Plan


                    FIRST AMENDMENT TO THE 4/1/96 RESTATEMENT

     The Biogen, Inc. Supplemental Executive Retirement Plan ("Plan"), as heretofore amended, is hereby further amended as follows:

Section 3.4 is inserted and shall state:

     "An individual is not considered a Participant for purposes of this Plan if the individual is classified as a consultant or contractor under the Company's or the Company's affiliate's regular personnel classifications and practices, or he is a party to an agreement to provide services to the Company or the Company's affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax or other legal purposes."


Date:  September 27, 1999                   BIOGEN, INC.


                                            By: /s/ Frank A. Burke, Jr.
                                               ---------------------------------
                                                Frank A. Burke, Jr.
                                                Vice President - Human Resources